                                 THE THAI FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs          William G. Morton, Jr.
CHAIRMAN OF THE BOARD    DIRECTOR
OF DIRECTORS             Snoh Unakul
Michael F. Klein         DIRECTOR
PRESIDENT AND DIRECTOR   James W. Grisham
Peter J. Chase           VICE PRESIDENT
DIRECTOR                 Harold J. Schaaff, Jr.
John W. Croghan          VICE PRESIDENT
DIRECTOR                 Joseph P. Stadler
David B. Gill            VICE PRESIDENT
DIRECTOR                 Valerie Y. Lewis
Graham E. Jones          SECRETARY
DIRECTOR                 Joanna M. Haigney
Sukri Kaocharern         TREASURER
DIRECTOR                 Belinda A. Brady
John A. Levin            ASSISTANT TREASURER
DIRECTOR
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(617) 575-3120
--------------------------------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.



--------------------------------------------------------------------------------
                                         THE
                                      THAI FUND,
                                         INC.
--------------------------------------------------------------------------------


                                 THIRD QUARTER REPORT
                                  SEPTEMBER 30, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
----------

For the nine months ended September 30, 1997, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -49.47% compared to -53.56% for the U.S. dollar adjusted Securities Exchange of Thailand Index (the "Index"). For the one year ended September 30, 1997, the Fund had a total return, based on net asset value per share, of -63.31% compared to -65.18% for the Index. For the period from the Fund's commencement of operations on February 16, 1988 through September 30, 1997, the Fund's total return, based on net asset value per share, was 50.17% compared to 13.55% for the Index. On September 30, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $11 1/8 , representing a 42.7% premium to the Fund s net asset value per share.

Although the Thai market rallied in baht terms, as a result of the baht devaluation, in U.S. terms the Thai market fell 25.7% during the third quarter. The currency crisis in the Asian regional markets affected worldwide sentiment towards Thailand. Despite higher domestic interest rates, the Thai baht continued to fall. The devaluation of the Thai baht is likely to result in further deterioration of corporate earnings due to high levels of U.S. dollar-denominated debt. The devaluation of the Thai baht, however, is an important government policy change that may eventually lead to economic and market recovery. In the meantime, the Thai economy and stock market still face a number of problems, such as high interest rates, an anticipated recession in 1998, credit contraction, high levels of bad debts and falling corporate earnings.

As expected, the export sectors, such as the electronics, telecommunications and energy sectors, have outperformed the benchmark since the devaluation in July. The investment theme in the third quarter was to find survivors in a tight liquidity environment. Companies earning U.S. dollar revenues have been aggressively sought after by investors in the market. At the time of this writing, the valuations of such companies and other export-related companies are at a premium to the market. The current investment outflow from the finance sector into U.S. dollar-based companies will likely continue in the near term. Further, it is anticipated that the consumer goods, entertainment, retail and telecommunications industries will flourish as they did after the 1984 baht devaluation.

In an effort to revive the Thai economy and promote confidence in the market, the Thai government during the third quarter accepted a $17.1 billion loan from
the International Monetary Fund.   In accepting the loan, the Thai government
agreed to an IMF-mandated austerity program, that established a number of fiscal-related targets for Thailand, such as retaining international reserves of at least $24.5 billion in 1997 and $24.8 billion in 1998, reducing the current account deficit from 8.0% in 1996 to 3.9% and 1.7% in 1997 and 1998, respectively, expanding the economic growth rate by 0.6% in 1997 and 1.0% in 1998 and capping the inflation rate at 12.0% in 1997 and 5.8% in 1998.

The Fund's underperformance of the Index for the third quarter was primarily due to stock selection as certain stocks in our portfolio underperformed the broader market. In terms of sector strategy, the Fund did not perform well, having an overweight position in the banking sector which underperformed the Index and an underweight position in the energy sector which outperformed the benchmark. The Fund owned securities of four banks which accounted for 30.5% of the Fund's net assets, compared to the benchmark weighting of 26.2%.

Headed into the fourth quarter, the market is expected to enter a narrow trading range in which we believe, it will remain until interest rates start to decline and it is clear that the economy is past the worst. These events, however, are not likely to materialize until at least 1998.

Although the Fund is permitted to temporarily increase its cash position during periods of market volatility, we intend, consistent with the Fund s long-term investment objective to remain invested in equity securities, even during market downturns.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Ean Wah Chin

Ean Wah Chin
Senior Portfolio Manager

October 1997

THE THAI FUND, INC.
INVESTMENT SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

HISTORICAL                                                 TOTAL RETURN (%)
INFORMATION                       ----------------------------------------------------------------------
                                       MARKET VALUE (1)    NET ASSET VALUE (2)             INDEX (3)
                                  ---------------------    --------------------      -------------------
                                               AVERAGE                  AVERAGE                  AVERAGE
                                  CUMULATIVE   ANNUAL      CUMULATIVE   ANNUAL      CUMULATIVE   ANNUAL
                                  ----------   -------     ----------   -------     ----------   -------
FISCAL YEAR TO DATE                   -31.21%       --         -49.47%       --         -53.56%       --
ONE YEAR                              -48.27    -48.27%        -63.31    -63.31%        -65.18    -65.18%
FIVE YEAR                               2.33+     0.46+        -36.45+    -8.67+        -55.30    -14.88
SINCE INCEPTION*                      114.18+     8.23+         50.17+     4.31+         13.55      1.33


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[BARCHART]


                                                          YEARS ENDED DECEMBER 31:                                NINE MONTHS
                                                                                                                     ENDED
                        1988*      1989      1990      1991      1992      1993      1994      1995      1996  SEPTEMBER 30, 1997
                        -----      ----      ----      ----      ----      ----      ----      ----      ----  ------------------
Net Asset Value
 Per Share . . . .    $ 10.24   $ 18.88   $ 13.08   $ 15.41   $ 20.69   $ 39.42   $ 28.30   $ 24.89    $15.63         $ 7.80
Market Value
 Per Share   . . .    $ 11.75   $ 32.25   $ 16.00   $ 16.25   $ 18.75   $ 36.88   $ 22.38   $ 22.38    $16.38         $11.13
Premium/(Discount) .     14.7%     70.8%     22.3%      5.5%     -9.4%     -6.4%    -20.9%    -10.1%      4.8%          42.7%
Income Dividends .    $  0.29   $  0.36   $  0.21   $  0.21        --   $  0.36   $  0.35   $  0.11    $ 0.32         $ 0.06
Capital Gains
 Distributions             --   $  2.09   $  1.68   $  0.47        --   $  0.51   $  4.62   $  3.38    $ 0.08         $ 0.12
Fund Total Return (2)   -5.60%   109.87%   -20.44%    23.08%    34.26%    98.89%   -10.43%+   -0.05%   -35.93%        -49.47%
Index Total Return (3)   3.90%   120.97%   -28.60%    15.80%    24.71%    88.40%   -17.76%    -6.11%   -36.25%        -53.56%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, including dividends.
 *  The Fund commenced operations on February 16, 1988.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

THE THAI FUND, INC.
PORTFOLIO SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

[CHART]          Equity Securities                      (97.2%)
                 Short-Term Investments                 (2.8%)

--------------------------------------------------------------------------------
SECTORS

[CHART]          Appliances & Household Durables         (4.4%)
                 Automobiles                             (5.0%)
                 Banking                                (30.5%)
                 Beverages & Tobacco                    (11.6%)
                 Broadcasting & Publishing               (8.4%)
                 Building Materials & Components         (5.8%)
                 Financial Services                      (5.8%)
                 Insurance                               (3.8%)
                 Miscellaneous Materials & Commodities   (3.8%)
                 Telecommunications                       (6.3%)
                 Other                                  (14.6%)
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                      PERCENT OF
                                                      NET ASSETS
                                                      ----------
   1. Bangkok Bank Co., Ltd.                                12.1%
   2. The Serm Suk Co., Ltd.                                11.6
   3. Thai Farmers Bank Co., Ltd                            10.0
   4. Siam Commercial Bank Co., Ltd.                         7.3
   5. BEC World Co., Ltd.                                    6.4
   6. Thai Investment & Securities Co., Ltd.                 4.2%
   7. Thai Rung Union Car Co., Ltd.                          3.9
   8. Charoen Pokphand Feedmill Co., Ltd.                    3.8
   9. National Petrochemical Co., Ltd.                       3.7
  10. Advanced Information Services Co., Ltd.                3.2
                                                           -----
                                                            66.2%
                                                           -----
                                                           -----

* Excludes short-term investments.

INVESTMENTS (UNAUDITED)
-----------
SEPTEMBER 30, 1997

                                                                     VALUE
                                                     SHARES          (000)
--------------------------------------------------------------------------------
THAI INVESTMENT PLAN (103.3%)
--------------------------------------------------------------------------------
THAI COMMON STOCKS (101.8%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (4.4%)
Onpa International Co.,  Ltd.                     2,047,400  U.S.$   2,989
Singer Thailand Co.,  Ltd.                          165,800            277
Thai Glass Industries Co.,  Ltd.                    423,200            816
Thai Glass Industries Co.,  Ltd. (Foreign)          229,800            443
                                                                 ---------
                                                                     4,525
                                                                 ---------
--------------------------------------------------------------------------------
AUTOMOBILES (5.0%)
Swedish Motor Co.,  Ltd.                          1,371,100            520
Thai Rung Union Car Co.,  Ltd.                    1,927,300          4,035
Thai Stanley Electric Co.,  Ltd.                    730,000            583
                                                                 ---------
                                                                     5,138
                                                                 ---------
--------------------------------------------------------------------------------
BANKING (30.5%)
Bangkok Bank Co.,  Ltd.                           3,600,000         12,397
Industrial Finance Corp. of Thailand                950,000          1,073
Siam Commercial Bank Co.,  Ltd.                   2,300,000          7,477
Thai Farmers Bank Co.,  Ltd.                      3,900,000         10,260
                                                                 ---------
                                                                    31,207
                                                                 ---------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (11.6%)
The Serm Suk Co.,  Ltd.                           1,309,000         11,828
                                                                 ---------
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (8.4%)
BEC World Co.,  Ltd.                              1,000,000          6,501
Matichon Co.,  Ltd.                                  13,100             16
Media of Medias Co.,  Ltd.                          500,000            214
Nation Multimedia Group Co., Ltd. (Foreign)         824,900            716
Nation Multimedia Group Co.,  Ltd.                1,175,100          1,028
Post Publishing Co.,  Ltd.                          141,275             97
                                                                 ---------
                                                                     8,572
                                                                 ---------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (5.8%)
American Standard Sanitaryware Thailand
Co., Ltd.                                            75,150            455
Siam Cement Co.,  Ltd.                              264,000          3,055
Siam City Cement Co.,  Ltd.                         620,000          2,203
Tipco Asphalt Co. Ltd.                               72,800            223
                                                                 ---------
                                                                     5,936
                                                                 ---------
--------------------------------------------------------------------------------
CHEMICALS (3.7%)
National Petrochemical Co.,  Ltd.                 5,904,900          3,741
                                                                 ---------
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (1.6%)
Shinawatra Computer Co.,  Ltd.                      300,000          1,628
                                                                 ---------
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Thai Storage Battery Co.,  Ltd.                   1,008,700    U.S.$   875
                                                               -----------
--------------------------------------------------------------------------------
ENERGY SOURCES (0.6%)
Lanna Lignite Co. Ltd.                              100,000            543
Saha-Union Co.,  Ltd. (Rights)                      161,133             44
                                                               -----------
                                                                       587
                                                               -----------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.8%)
Phatra Leasing Co.,  Ltd.                           440,000             78
Phatra Thanakit Co.,  Ltd.                        1,500,000          1,508
Thai Investment & Securities Co.,  Ltd.           2,042,900          4,333
                                                               -----------
                                                                     5,919
                                                               -----------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (0.3%)
Big C Supercenter Co.,  Ltd.                      1,250,000            331
                                                               -----------
--------------------------------------------------------------------------------
INSURANCE (3.8%)
Bangkok Insurance Co.,  Ltd.                        261,800          3,101
Dhipaya Insurance Co.,  Ltd.                      1,062,700            805
                                                               -----------
                                                                     3,906
                                                               -----------
--------------------------------------------------------------------------------
LEISURE & TOURISM (0.1%)
Thai Wah Resort Development Co.,  Ltd.              221,600            104
                                                               -----------
--------------------------------------------------------------------------------
MACHINERY & ENGINEERING (0.3%)
Sino Thai Engineering & Construction Co.,  Ltd.     195,800            324
                                                               -----------
--------------------------------------------------------------------------------
MERCHANDISING (0.0%)
Robinson Department Store Co.,  Ltd.                152,300             19
Robinson Department Store Co.,  Ltd. (Foreign)       24,000              3
                                                               -----------
                                                                        22
                                                               -----------
--------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES (3.8%)
Charoen Pokphand Feedmill Co.,  Ltd.              1,848,800          3,871
                                                               -----------
--------------------------------------------------------------------------------
REAL ESTATE (1.9%)
Central Pattana Co.,  Ltd.                           24,100             39
Land & House Co.,  Ltd.                           1,478,278          1,629
Quality House Co.,  Ltd.                          1,683,400            324
Quality House Co., Ltd. (Rights)                    673,360            --@
                                                               -----------
                                                                     1,992
                                                               -----------
--------------------------------------------------------------------------------
RECREATION, OTHER CONSUMER GOODS (1.8%)
CVD Entertainment Co.,  Ltd.                      1,467,500          1,860
                                                               -----------
--------------------------------------------------------------------------------

                                                                     VALUE
                                                     SHARES          (000)
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (6.3%)
Advanced Information Services Co., Ltd.             500,000  U.S.$   3,306
TelecomAsia Co.,  Ltd.                            1,000,000            812
United Communication Industry Co.,  Ltd.            772,000          2,297
                                                               -----------
                                                                     6,415
                                                               -----------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (2.4%)
Saha-Union Co.,  Ltd.                             1,933,600          1,572
Thai Rung Textile Co.,  Ltd.                          3,832            --@
Thai Wacoal Co.,  Ltd.                              347,013            860
                                                               -----------
                                                                     2,432
                                                               -----------
--------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (2.8%)
Eastern Water Resources Development Co.,  Ltd.    2,500,000          2,858
                                                               -----------
--------------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
(Cost U.S.$164,366)                                                104,071
                                                               -----------
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.5%)
(Interest Bearing Demand Account)
Thai Baht (Cost U.S.$1,740)   THB                    55,608          1,532
                                                               -----------
--------------------------------------------------------------------------------
TOTAL THAI INVESTMENT PLAN
(Cost U.S.$166,106)                                                105,603
                                                               -----------
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
Chase Securities, Inc., 5.75%, dated 9/30/97,
 due 10/1/97, to be repurchased at U.S.$1,473,
 collateralized by United States Treasury Bonds
 7.875%, due 2/15/21, valued at U.S.$1,505
(Cost U.S.$ 1,473)                            U.S.$   1,473          1,473
                                                               -----------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.7%)
(Cost U.S.$167,579)                                                107,076
                                                               -----------
--------------------------------------------------------------------------------
                                                     AMOUNT          AMOUNT
                                                      (000)           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.7%)
Other Assets                                U.S.  $   1,606
Liabilities                                         (6,434)  U.S. $(4,828)
                                            ---------------  -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 13,101,845 issued and outstanding U.S.$0.01 par value shares
(30,000,000 shares authorized)                               U.S. $102,248
                                                             -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                    U.S. $   7.80
                                                               -----------
--------------------------------------------------------------------------------
 @ --    Value is less than U.S.$500.
NOTE: Prior government approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.